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                                                                    Exhibit 10.2

                          AMENDMENT TO PROMISSORY NOTES
                          DEFERRAL OF INTEREST PAYMENTS

     THIS AMENDMENT TO PROMISSORY NOTES (the "Amendment") is made effective as of the 31 day of March 2002, by and among Venturos AS, a Norwegian corporation (the "Lender") and MediaBin, Inc., a Georgia corporation (the "Borrower").

                               W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, Lender is the holder of certain Promissory Notes from Borrower, as listed below ("Notes):

 1. Note dated March 23, 2000, in the principal amount of $1,000,000 plus accrued interest of $49,947;
 2. Note dated October 11, 2000, in the principal amount of $750,000 plus accrued interest of $38,576;
 3. Note dated December 28, 2000, in the principal amount of $2,500,000 plus accrued interest of $128,525;
 4. Note dated April 4, 2001, in the principal amount of $500,000 plus accrued interest of $25,717;
 5. Note dated June 21, 2001, in the principal amount of $2,000,000 plus accrued interest of $102,868;
 6. Note dated September 28, 2001, in the remaining principal amount of $600,000 plus accrued interest of $42,230; and

     WHEREAS, Lender and Borrower wish to amend the Notes as hereinafter provided;

     NOW, THEREFORE, for and in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

     "The interest payment due upon each of the above Notes on March 31, 2002, including interest previously deferred, totals approximately $387,863, will be deferred until January 1, 2003. The interest deferred will be added to the principal balance of each Note and will accrue interest at the same rate as the rest of the principal."

     All references in the Notes to this "Note" shall hereafter refer to the Notes as hereby amended.

     Except as expressly provided herein, all terms and conditions of the Notes remain in full force and effect. Nothing herein shall be construed to constitute a novation of the Notes, and the intention of the parties hereto is not to extinguish the Notes.

     This Amendment shall be construed in accordance with the laws of the State of Georgia.

     IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed, as of the date first above written.

     BORROWER:                                LENDER:

     MEDIABIN, INC.                           VENTUROS AS

By:    /s/ Haines Hargrett               By:   /s/ Rune Dybesland
     -----------------------------          --------------------------------
   Name:  Haines Hargrett                   Name:  Rune Dybesland
   Title: Chief Financial Officer           Title: Chief Financial Officer
   Date:  March 26, 2002                    Date:  27 March 2002